                                                                  EXHIBIT 10.9.2


                     STATUTORY BARGAIN AND SALE TIMBER DEED

         PIONEER RESOURCES, LLC, an Oregon limited liability company ("Grantor") conveys to KINZUA RESOURCES, LLC, an Oregon limited liability company ("Grantee"), without any covenants or warranties of title except as expressly set forth below, all of the "Timber" (as defined below) on those certain parcels of land situated in Wheeler, Morrow, Umatilla and Grant Counties, Oregon, described below:

                          SEE EXHIBIT A ATTACHED HERETO
                      AND INCORPORATED HEREIN (the "Land")

         Together with the rights to enter upon the Land, to cut and remove the Timber and to build, maintain and repair roads, all subject to and in accordance with the provisions of the Timber Purchase Agreement, which is defined below.

         The true consideration for this conveyance is the sum of $5,556,960.

         As used herein, the term "Timber" shall mean the merchantable timber standing or lying on the Land during the term of this Deed which is included in the definition of "Timber" set forth in the Timber Purchase Agreement.

         Grantee shall have until September 30, 1999 (the "Termination Date") to cut and remove the Timber. Provided however, at the election of Grantee, the Termination Date shall be extended for the period of any delay(s) in Grantee's harvest and removal of the Timber due to acts of God, acts of government, labor disputes, strikes, weather conditions or other events of force majeure beyond the reasonable control of Grantee. If any such extension shall apply, Grantee shall use its best efforts to complete its full performance hereunder as soon as possible thereafter. Notwithstanding the foregoing, in no event shall the Termination Date be extended beyond December 31, 1999, provided, however, the Termination Date may be extended under certain other limited circumstances, to the extent expressly provided in the Timber Purchase Agreement, to a date not later than September 30, 2000.

         On the Termination Date, all right, title and interest in and to any remaining Timber shall revert automatically to the Grantor herein, it successors and assigns, without the requirement of any action by any party hereto.

         Grantor hereby warrants to Grantee that Grantor has not granted or created any liens, claims, and encumbrances of any kind against the Timber or the Land since October 9, 1998, except those specified on EXHIBIT B attached hereto and incorporated herein.

         This Timber Deed has been executed and delivered, and accepted, subject to the terms and provisions of that certain Timber Purchase Agreement dated as of December 29, 1998 between Grantor and Grantee ("Timber Purchase Agreement"), which by this reference is hereby incorporated herein.

         EXECUTED as of the 29th day of December, 1998.


                                               GRANTOR:

                                               PIONEER RESOURCES, LLC, an Oregon
                                               limited liability company

                                               By: /s/ James A. Mehrwein
                                                   -----------------------------
                                               Name:  James A. Mehrwein
                                               Its:  Vice President

STATE OF          Oregon              )
         ---------------------------
                                      )ss.
County of         Lane                )
         ---------------------------

         This instrument was acknowledged before me on December 30, 1998, by James A. Mehrwein, Vice President of PIONEER RESOURCES, LLC, an Oregon limited liability company.


                                               /s/ Gayle Beare
                                               ---------------------------------
                                               NOTARY PUBLIC FOR OREGON
                                               My Commission Expires: 8/26/2001
                                                                     -----------

                                               [NOTARIAL SEAL]

                                               Upon recording return to:

                                               Kinzua Resources, LLC
                                               25310 Jeans Road
                                               Veneta, OR  97487

                                                     EXHIBIT A
                                           LEGAL DESCRIPTION OF PREMISES
               (THE PORTIONS OF THE FOLLOWING DESCRIBED PROPERTIES OWNED BY PIONEER RESOURCES, LLC)

------------------------------------------------------------------------------------------------------------------------------
PIONEER RESOURCES, LLC STUMPAGE CONTRACT TO KINZUA RESOURCES, LLC
UNIT          BLOCK        SALE NAME            LEGAL DESCRIPTION                                                        ACRES
===============================================================================================================================
Pilot Rock    Desolation   Bomber               T7S, R32E, Sec 35                                                          640
------------------------------------------------------------------------------------------------------------------------------
Pilot Rock    Desolation   Starveout            T8S, R32E, Secs 1, 2, 11, 12                                             1,500
------------------------------------------------------------------------------------------------------------------------------
Pilot Rock    Desolation   Spring               T6S, R33E, Sec 6; T8S, R32E, Sec 1 (portion Northeast of                   380
                                                Desolation Creek)
------------------------------------------------------------------------------------------------------------------------------
Pilot Rock    Buckaroo     Horn, Hunter, No     T6S, R30E, Secs 1-5, 8-17, 20-24, 26-29; T6S, R31E, Secs 5-9            16,920
                           Name, Rush, Snake
------------------------------------------------------------------------------------------------------------------------------
Pilot Rock    Wilkins      Wilkins              T5S, R30E, Secs 24, 25, 36; T5S, R31E, Secs 19, 29-32                    4,360
------------------------------------------------------------------------------------------------------------------------------
Heppner       Area 3       Brown                T6S, R24E, Secs 13, 22-26, 36                                            2,760
------------------------------------------------------------------------------------------------------------------------------
Heppner       Area 3       Camas                T6S, R25E, Secs 5, 7, 8, 16-23, 26-33, 34 (North half), 35 (North        9,300
                                                of 21 road)
------------------------------------------------------------------------------------------------------------------------------
Heppner       Area 3       Porter               T6S, R25E, Secs 34 (South half), 35 (South of 21 road)                     600
------------------------------------------------------------------------------------------------------------------------------
Heppner       Area 3       Hollywood            T5S, R26E, Secs 23-26, 35, 36                                            2,600
------------------------------------------------------------------------------------------------------------------------------
Heppner       Area 3       Thorn Creek          T5S, R27E, Secs 5-9, 16-18, 20                                           3,360
------------------------------------------------------------------------------------------------------------------------------
GRAND TOTAL                                                                                                             42,420

                                   EXHIBIT "A"

Page 1 of 5

UMATILLA COUNTY, OREGON:

Township 5 South, Range 20, East of the Willamette Meridian, Umatilla County,
Oregon:

Section 24:  All.

Section 25:  All.

Section 36:  All.

SUBJECT TO any and all water rights of way and roads.

Township 5 South, Range 31, East of the Willamette Meridian, Umatilla County,
Oregon:

Section 19: West Half of East Half. East Half of West Half. Lots 1, 2, 3, and 4.

Section 29: Southwest Quarter of Northeast Quarter. Southwest Quarter of Northwest Quarter. Southwest Quarter.

Section 30: Northwest Quarter of Northeast Quarter. South Half of Northeast Quarter. East Half of West Half. Lots 1, 2, 3, and 4. Southeast Quarter.

Section 31:  All.

Section 32:  West Half.  West Half of East Half.

SUBJECT TO any and all water rights of way and roads.

Township 6 South, Range 30, East of the Willamette Meridian, Umatilla County,
Oregon:

Section 1:  All.

Section 2:  All.

Section 3:  All.

Section 4:  All.

Section 5:  All.

Exhibit "A", Pg 2 of 5

Section 8:  All.

Section 9:  All.

Section 10:  All.

Section 11:  All.

Section 12:  All.

Section 13:  Northeast Quarter of Southeast Quarter.

Section 14:  All.

Section 15:  All.

Section 16:  All.

Section 17:  All.

Section 20:  All.

Section 21:  All.

Section 22:  All.

Section 23:  All.

Section 24:  All.

Section 26: Northeast Quarter. Northwest Quarter of Northwest Quarter. Southwest Quarter of Southwest Quarter. East Half of Southwest Quarter. Southeast Quarter.

Section 27:  All.

Section 28:  All.

Section 29:  All.

SUBJECT TO any and all water rights of way and roads.

Township 6 South, Range 31, East of the Willamette Meridian, Umatilla County,
Oregon:

Exhibit "A", Pg 3 of 5

Section 5: Lots 1, 2, 3, and 4. South Half of North Half. Southwest Quarter. West Half of Southeast Quarter.

Section 6:  All.

Section 7: North Half. Southwest Quarter. West Half of Southeast Quarter. Northeast Quarter of Southeast Quarter.

Section 8: West Half of Northeast Quarter. Northwest Quarter. Northwest Quarter. North Half of Southwest Quarter. Southeast Quarter of Southwest Quarter. West Half of Southeast Quarter.

Section 9:  South 1/2 of Southeast 1/4

SUBJECT TO any and all water rights of way and roads.

GRANT COUNTY, OREGON:

Township 7 South, Range 32 East, Willamette Meridian, Grant County, Oregon:

         Section 35:  All.
         (Portion of Tax Acct. 17 7-32 700, Ref. 63611

Township 8 South, Range 32 East, Willamette Meridian, Grant County, Oregon:

         Section 1         Lots 1, 2, 3, and 4; S1/2N1/2; S1/2.
         Section 2:        Lots 1, 2, 3, and 4; S1/2N1/2; S1/2.
         Section 11:       N1/2NW1/2; SE1/4NW1/4; NE1/4.
         Section 12:       N1/2NW1/4; SW1/4NW1/4; NW1/4NE1/4.
         (Tax Accts. 17 8-32 100 & 300; Refs. 6474 & 8437)

Township 8 South, Range 33 East, Willamette Meridian, Grant County, Oregon:

         Section 6:  Lots 3, 4, and 5; SE1/4NW1/4.
         (Tax Acct. 17 8-33 200; Ref. 6477)

Located in WHEELER COUNTY, OREGON:

Township 6 South, Range 24 East of the Willamette Meridian:
Section 13:  E1/2SE1/4.
Section 22:  S1/2NE1/4; SE1/4SW1/4; SE1/4; Lot 4.
Section 23:  Lots 2, 3, 4; SE1/4NW1/4; E1/2SW1/4; SE1/4.

Exhibit "A", Pg 4 of 5


Section 24:  E1/2NE1/4; Lot 4; SE1/4.
Section 25:  ALL.
Section 26:  Lot 1; NE1/4NW1/4; E1/2.
Section 36:  ALL.

MORROW COUNTY, OREGON:

In Township 5 South, Range 26 East, of the Willamette Meridian:

         Section 23:       NE 1/4 SW 1/4; NW 1/4 SE 1/4.
         Section 24:       SE 1/4 NE 1/4; E 1/2 SE 1/4; SW 1/4 SE 1/4.
         Section 25:       ALL.
         Section 26:       ALL.
         Section 35:       E 1/2; N 1/2 NW 1/4; SE 1/4 SW 1/4.
         Section 36:       ALL.

In Township 5 South, Range 27 East, of the Willamette Meridian:

         Section 5:        E 1/2 SE 1/4.
         Section 6:        SE 1/4 SW 1/4.
         Section 7:        Lot 2; W 1/2 NE 1/4; SE 1/4 NE 1/4; E 1/2 NW 1/4;
                           NE 1/4 SW 1/4; SE 1/4.
         Section 8:        E 1/2; W 1/2 W 1/2; NE 1/4 SW 1/4.
         Section 9:        S 1/2 NE 1/4; NW 1/4 NE 1/4; NW 1/4; S 1/2.
         Section 16:       ALL.
         Section 17:       NE 1/4; SW 1/4; W 1/2 SE 1/4; SE 1/4 SE 1/4.
         Section 18:       Lots 2, 3 and 4; NE 1/4; E 1/2 W 1/2; N 1/2 SE 1/4.

         Section 20:       W 1/2 NW 1/4.

In Township 6 South, Range 25 East, of the Willamette Meridian:

         Section 5:        SW 1/4 SE 1/4.
         Section 7:        Lots 2, 3 and 4; SW 1/4 NE 1/4; SE 1/4 NW 1/4;
                           E 1/2 SW 1/4; W 1/2 SE 1/4; SE 1/4 SE 1/4.
         Section 8:        NW 1/4 NE 1/4; E 1/2 W 1/2; SW 1/4 NW 1/4; SW 1/4
                           SW 1/4.
         Section 16:       W 1/2 SW 1/4.
         Section 17:       S 1/2 NE 1/4; W 1/2; SE 1/4.
         Section 18:       ALL.
         Section 19:       Lots 1 and 2; E 1/2; E 1/2 NW 1/4; NE 1/4 SW 1/4.
         Section 20:       ALL.
         Section 21:       W 1/2.
         Section 22:       S 1/2 SE 1/4; NE 1/4 SE 1/4.

Exhibit "A", Pg 5 of 5

         Section 23:       NE 1/4; E 1/2 NW 1/4; S 1/2 SW 1/4; E 1/2 SE 1/4.
         Section 26:       ALL.
         Section 27:       E 1/2; W 1/2 W 1/2; E 1/2 SW 1/4; SE 1/4 NW 1/4.
         Section 28:       E 1/2; S 1/2 NW 1/4; SW 1/4.
         Section 29:       W 1/2; W 1/2 NE 1/4; SE 1/4.
         Section 30:       Lots 1, 2, 3 and 4; E 1/2 E 1/2; SW 1/4 NE 1/4;
                           SE 1/4 NW 1/4; E 1/2 SW 1/4; W 1/2 SE 1/4.
         Section 31:       ALL.
         Section 32:       ALL.
         Section 33:       N 1/2 NE 1/4; SW 1/4 NE 1/4; W 1/2; SW 1/4 SE 1/4.
         Section 34:       N 1/2; E 1/2 SW 1/4; SW 1/4 SW 1/4; SE 1/4.
         Section 35:       ALL.

                                    EXHIBIT B
                    to Statutory Bargain and Sale Timber Deed

                               Exceptions to Title

1. Deed of Trust, Fixture Filing and Security Agreement With Assignment of Rents, dated as of October 9, 1998, from Pioneer Resources, LLC ("Grantor") to Oregon Title Insurance Company, as Trustee ("Trustee"), in trust for the benefit of First Union National Bank, as Administrative Agent for the Lenders referred to therein
         ("Beneficiary"), as recorded in the public records of Wheeler County, Oregon.

2. Deed of Trust, Fixture Filing and Security Agreement With Assignment of Rents, dated as of October 9, 1998, from Pioneer Resources, LLC ("Grantor") to Oregon Title Insurance Company, as Trustee ("Trustee"), in trust for the benefits of First Union National Bank, as Administrative Agent for the Lenders referred to therein
         ("Beneficiary"), as recorded in the public records of Morrow County, Oregon.

3. Deed of Trust, Fixture Filing and Security Agreement With Assignment of Rents, dated as of October 9, 1998, from Pioneer Resources, LLC ("Grantor") to Oregon Title Insurance Company, as Trustee ("Trustee"), in trust for the benefit of First Union National Bank, as Administrative Agent for the Lenders referred to therein
         ("Beneficiary"), as recorded in the public records of Umatilla County, Oregon.

4. Deed of Trust, Fixture Filing and Security Agreement With Assignment of Rents, dated as of October 9, 1998, from Pioneer Resources, LLC ("Grantor") to Oregon Title Insurance Company, as Trustee ("Trustee"), in trust for the benefit of First Union National Bank, as Administrative Agent for the Lenders referred to therein
         ("Beneficiary"), as recorded in the public records of Grant County, Oregon.


                                     State of Oregon      )
                                                          )
                                     County of Umatilla   )
                                     This instrument was
                                     received and recorded on
                                     01-05-99 at 12:45 In the
                                     record of document code
                                     type DE-TI

                                     Location          R343-0222
                                     Document number 1999-3430222
                                     Fee      45.00

                                               Office of County Records

                                     Received by       /s/ Jean Hempkiss
                                                 ------------------------------
                                                        Records Officer